UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Concept Blvd

Largo, FL 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2022, CONMED and its subsidiary Linvatec Nederland B.V. entered into the Third Amendment (the “Third Amendment”) to CONMED’s Seventh Amended and Restated Credit Agreement, dated as of July 16, 2021 (the “Base Credit Agreement” and, as amended by the First Amendment, dated as of June 6, 2022 (the “First Amendment”), the Second Amendment, dated as of August 1, 2022 (the “Second Amendment”), and the Third Amendment, the “Credit Agreement”), among CONMED, the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Base Credit Agreement was filed as Exhibit 10.1 to CONMED’s Current Report on Form 8-K filed with the SEC on July 16, 2021, the First Amendment was filed as Exhibit 10.25 to CONMED’s Current Report on Form 8-K filed with the SEC on June 7, 2022 and the Second Amendment was filed as Exhibit 10.2 to CONMED’s Current Report on Form 8-K filed with the SEC on August 2, 2022.

The Third Amendment revises the interest rate calculation mechanics to reflect the adoption of the Term Secured Overnight Funding Rate (SOFR) in place of the London Interbank Offered Rate (LIBOR) as the benchmark for purposes of calculating interest under the Credit Agreement, and makes various associated technical changes.

The effectiveness of the Third Amendment is subject to the condition that the Administrative Agent shall not have received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of the Third Amendment is provided to the lenders under the Credit Agreement, written notice of objection thereto from lenders comprising the requisite Majority Facility Lenders of each affected Facility (each as defined in the Credit Agreement).

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Third Amendment, dated December 22, 2022, to the Seventh Amended and Restated Credit Agreement, dated as of July 16, 2021, among CONMED Corporation, the foreign subsidiary borrowers from time to time party thereto, the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION (Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas, Esq.
Title:	Senior Counsel & Corporate Secretary

Date: December 27, 2022